Pricing Supplement Dated November 29, 2004                 Rule 424(b)(3)
(To Prospectus Dated November 1, 2004)                     File No. 333-111380

                      GENERAL MOTORS ACCEPTANCE CORPORATION
                          Demand Notes - Floating Rate
----------------------------------------------------------------------------

Annual Yield:                3.00%

Effective Dates:             11/29/04 thru 12/05/04

----------------------------------------------------------------------------